The Board of Trustees of the fund has approved the proposed reorganization of the fund into MFS High Yield Portfolio. The proposed transaction is still subject to approval by the shareholders of the fund at a shareholders’ meeting expected to be held in August 2013. No assurance can be given that the reorganization will occur.

Under the terms of the proposed Agreement and Plan of Reorganization, the fund’s assets and liabilities would be transferred to MFS High Yield Portfolio in return for shares of MFS High Yield Portfolio with equal total net asset value as of the valuation date. These MFS High Yield Portfolio shares would be distributed pro rata to shareholders of the fund in exchange for their fund shares. Current fund shareholders would thus become shareholders of MFS High Yield Portfolio and receive shares of MFS High Yield Portfolio with a total net asset value equal to that of their shares of the fund at the time of the reorganization. The proposed transaction is expected to be a tax-free event for federal income tax purposes.

The investment objective of both the fund and MFS High Yield Portfolio is to seek total return with an emphasis on high current income, but also considering capital appreciation. Each fund’s objective may be changed without shareholder approval.

Additionally, the investment policies, strategies, and restrictions of MFS High Yield Portfolio are substantially similar to the investment policies, strategies, and restrictions of the fund.

A full description of MFS High Yield Portfolio and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement, which is expected to be mailed to shareholders of the fund on or about June 14, 2013.

In light of the proposed transaction, sales of fund shares and exchanges into the fund are expected to be suspended on or about August 14, 2013.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of MFS High Yield Portfolio, nor is it a solicitation of any proxy. For more information regarding MFS High Yield Portfolio, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-877-411-3325. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.

Effective immediately, the following sub-section is inserted before the sub-section entitled “Taxes” under the main heading “Summary of Key Information”:

Purchase and Sale of Fund Shares
You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, for minimum investment requirements and redemption procedures.

The Board of Trustees of the fund has approved the proposed reorganization of the fund into the MFS High Yield Portfolio. The proposed transaction is subject to approval by the shareholders of the fund at a shareholders’ meeting expected to be held in August 2013. No assurance can be given that the reorganization will occur.

A full description of the MFS High Yield Portfolio and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement, which is expected to be mailed to shareholders of the fund on or about June 14, 2013.

In light of the proposed transaction, sales of fund shares and exchanges into this fund are expected to be suspended on or about August 14, 2013.

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